UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2019

ALBIREO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33451 (Commission File Number)	90-0136863 (IRS Employer Identification No.)

10 Post Office Square, Suite 502 South Boston, Massachusetts (Address of principal executive offices)	02109 (Zip Code)

(857) 254-5555

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALBO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On June 14, 2019, the stockholders of Albireo Pharma, Inc. (“Albireo”) approved the amendment to the Albireo Pharma, Inc. 2018 Equity Incentive Plan (as amended, the “2018 Plan”). The amendment increases the number of shares of Albireo common stock authorized for issuance under the 2018 Plan by 2,100,000 shares.

A detailed summary of the material features of the 2018 Plan is set forth in Albireo’s definitive proxy statement for its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2019. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2018 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 14, 2019, Albireo held the Annual Meeting. At the Annual Meeting, the stockholders: (1) elected each of David Chiswell, Ph.D and Davey S. Scoon to Albireo’s Board of Directors as a Class III director for a term of three years to serve until the 2022 annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal (“Election of Directors”); (2) approved the amendment to the 2018 Plan (the “Equity Incentive Plan Amendment Approval”); and (3) ratified the appointment of Ernst & Young LLP as Albireo’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (“Auditor Ratification”). A more complete description of each of these matters is set forth in Albireo’s definitive proxy statement filed with the SEC on April 25, 2019.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker nonvotes on each of the foregoing matters are set forth below.

1. Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Nonvotes
David Chiswell, Ph.D	8,882,432	98,472	1,473,554
Davey S. Scoon	7,899,954	1,080,950	1,473,554

2. Equity Incentive Plan Amendment Approval

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
6,989,948	1,971,762	19,194	1,473,554

3. Auditor Ratification

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
10,433,763	887	19,808	—

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Albireo Pharma, Inc. 2018 Equity Incentive Plan, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBIREO PHARMA, INC.

Date: June 18, 2019	/s/ Ronald H.W. Cooper
Ronald H.W. Cooper
President and Chief Executive Officer

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